                                                                   EXHIBIT 10.25

                               AMENDMENT NO. 1 TO
                                CREDIT AGREEMENT

                  This Amendment No. 1 to Credit Agreement (this "Amendment"), dated as of December 31, 2003, is entered into with reference to the Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of June 6, 2002 among American States Water Company, a California corporation ("Borrower"), each lender from time to time a party thereto (each a "Lender" and collectively, the "Lenders"), and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the "Administrative Agent") and Lead Arranger. Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the Credit Agreement. Section references herein are to sections of the Credit Agreement unless otherwise indicated.

                  Borrower and the Administrative Agent, acting with the consent of the Requisite Lenders, hereby agree as follows:

                  1. Section 6.15 - Operating Leases. Section 6.15 is hereby amended to read as follows:

                           6.15 Operating Leases. Incur any obligation to pay rent under an operating lease in any Fiscal Year if to do so would result in the aggregate obligation of Borrower and its Subsidiaries to pay rent under all operating leases in that Fiscal Year to exceed $3,000,000.

                  2. Effectiveness. This Amendment shall become effective on such date as the Administrative Agent shall have received each of the following in form and substance satisfactory to the Administrative Agent (the "Amendment No. 1 Effective Date"):

                           (a) duly executed counterparts of this Amendment executed by the parties hereto;

                           (b) written consent of the Requisite Lenders as required under Section 11.2 of the Credit Agreement in the form of Exhibit A to this Amendment; and

                           (c) such other assurances, certificates, documents or consents related to the foregoing as the Administrative Agent or any Lender may reasonably request.

                  3. Representations and Warranties. Except (i) for representations and warranties which expressly speak as of particular date or are no longer true and correct as a result of a change permitted by the Credit Agreement or the other Loan Documents or (ii) as disclosed by Borrower and approved in writing by the Requisite Lenders, Borrower hereby represents and warrants that each representation and warranty made by Borrower in Article 4 of the Credit Agreement (other than Sections 4.4, 4.6 (first sentence), 4.9 and 4.16) are true and correct as of the date hereof as though such representations and warranties were made on and as of the date hereof. Without in any way limiting the foregoing, Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing or will result from the amendments or transactions set forth herein or contemplated hereby.

                  4. Confirmation. In all respects, the terms of the Credit Agreement and the other Loan Documents, in each case as amended hereby or by the documents referenced herein, are hereby confirmed.

                     [THIS SPACE INTENTIONALLY LEFT BLANK -
                           SIGNATURE PAGES TO FOLLOW]

                  IN WITNESS WHEREOF, Borrower and the Administrative Agent, acting with the consent of the Requisite Lenders, have executed this Agreement as of the date first set forth above by their duly authorized representatives.

                                AMERICAN STATES WATER COMPANY,
                                a California corporation

                                By: /s/ McClellan Harris
                                    --------------------------------------------
                                    Name: McClellan Harris III
                                    Title: Sr. Vice President, Chief Financial
                                    Officer, Treasurer & Corporate Secretary

                                WELLS FARGO BANK, NATIONAL
                                ASSOCIATION,
                                as Administrative Agent

                                By: /s/ ANTHONY D. TURNER
                                    --------------------------------------------
                                    Name: ANTHONY D. TURNER
                                    Title: VICE PRESIDENT

                                    Exhibit A
                               CONSENT OF LENDER

                  Reference is hereby made to that certain Credit Agreement dated as of June 6, 2002 (as amended, the "Credit Agreement") among American States Water Company, a California corporation ("Borrower"), each lender from time to time a party thereto (each a "Lender" and collectively, the "Lenders"), and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the "Administrative Agent") and Lead Arranger. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

                  The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the draft dated February 13, 2004 presented to the undersigned Lender.

                  Date: February 19, 2004

                                    Comerica West Incorporated
                                    --------------------------
                                    [Name of Institution]

                                    By: /s/ Elise Walker
                                        ----------------------------------------

                                        Elise Walker
                                        ----------------------------------------
                                        [Printed Name and Title]

                                   Exhibit-A

                                    Exhibit A
                               CONSENT OF LENDER

                  Reference is hereby made to that certain Credit Agreement dated as of June 6, 2002 (as amended, the "Credit Agreement") among American States Water Company, a California corporation ("Borrower"), each lender from time to time a party thereto (each a "Lender" and collectively, the "Lenders"), and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the "Administrative Agent") and Lead Arranger. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

                  The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the draft dated February 13, 2004 presented to the undersigned Lender.

                  Date: February 18, 2004

                                    CoBank, ACB
                                    --------------------------------------------
                                    [Name of Institution]

                                    By: /s/ Teresa L. Fountain
                                        ----------------------------------------

                               Teresa L. Fountain, Assistant Corporate Secretary
                               -------------------------------------------------
                                           [Printed Name and Title]

                                   Exhibit-A

                                    Exhibit A
                               CONSENT OF LENDER

                  Reference is hereby made to that certain Credit Agreement dated as of June 6, 2002 (as amended, the "Credit Agreement") among American States Water Company, a California corporation ("Borrower"), each lender from time to time a party thereto (each a "Lender" and collectively, the "Lenders"), and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the "Administrative Agent") and Lead Arranger, Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

                  The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the draft dated February 13, 2004 presented to the undersigned Lender.

                  Date: February __, 2004

                                            UNION BANK OF CALIFORNIA, N.A.
                                            ------------------------------------
                                            [Name of Institution]

                                            By: /s/ Susan K. Johnson
                                                --------------------------------
                                                     Susan K. Johnson
                                                     Vice President
                                                --------------------------------
                                                  [Printed Name and Title]

                                   Exhibit-A

                                    Exhibit A
                               CONSENT OF LENDER

                  Reference is hereby made to that certain Credit Agreement dated as of June 6, 2002 (as amended, the "Credit Agreement") among American States Water Company, a California corporation ("Borrower"), each lender from time to time a party thereto (each a "Lender" and collectively, the "Lenders"), and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the "Administrative Agent") and Lead Arranger. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

                  The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the draft dated February 13, 2004 presented to the undersigned Lender.

                  Date: February 25, 2004

                                    /s/  ANTHONY D. TURNER
                                    ------------------------------------------
                                    Wells Fargo Bank

                                    By: /s/ ANTHONY D. TURNER
                                        --------------------------------------
                                            VICE PRESIDENT

                                        --------------------------------------
                                        Anthony D. Turner
                                        Vice President

                                    Exhibit-A

                                    Exhibit A
                               CONSENT OF LENDER

                  Reference is hereby made to that certain Credit Agreement dated as of June 6, 2002 (as amended, the "Credit Agreement") among American States Water Company, a California corporation ("Borrower"), each lender from time to time a party thereto (each a "Lender" and collectively, the "Lenders"), and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the "Administrative Agent") and Lead Arranger. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

                  The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the draft dated February 13, 2004 presented to the undersigned Lender.

                  Date: February 25, 2004

                                    Northern Trust Bank
                                    --------------------------------------------
                                    [Name of Institution]

                                    By: /s/ WILLIAM CLAYBAUGH
                                       -----------------------------------------

                                            William Claybaugh
                                       -----------------------------------------
                                            Vice President

                                   Exhibit-A

                               CONSENT OF LENDERS

         Reference is made to the Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of June 6, 2002 among American States Water Company, a California corporation, as Borrower ("Borrower"), each of the lenders from time to time parties thereto (each a "Lender" and collectively, the "Lenders") and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, "Administrative Agent") and Lead Arranger. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement. Section references herein relate to the Credit Agreement unless otherwise noted.

         Each of the undersigned hereby (a) consents to the issuance by Wells Fargo Bank, National Association, of its Irrevocable Letter of Credit No. NZS430126 substantially in the form attached here as Exhibit A (the "Letter of Credit"), in the stated amount of $585,000 and (b) acknowledges and agrees that the Letter of Credit (i) is issued pursuant to Section 2.5 of the Credit Agreement, (ii) shall constitute a "Letter of Credit" under the terms of the Credit Agreement, and (iii) will have an initial Stated Expiration Date of March 31, 2005, which date shall be greater than 365 days following the issuance of the Letter of Credit.

         Dated as of this 19 day of February, 2004.

WELLS FARGO BANK,                            COBANK, ACB
NATIONAL ASSOCIATION
                                             By: _______________________________
By:______________________________________        Name:
   Name:                                         Title:
   Title:

UNION BANK OF CALIFORNIA, N.A.               COMERICA WEST INCORPORATED

By:______________________________________    By: /s/ Elise Walker
   Name:                                         _______________________________
   Title:                                        Name:   Elise Walker
                                                 Title: Vice President
NORTHERN TRUST BANK OF
CALIFORNIA, N.A.

By:______________________________________
   Name
   Title

                               CONSENT OF LENDERS

         Reference is made to the Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of June 6, 2002 among American States Water Company, a California corporation, as Borrower ("Borrower"), each of the lenders from time to time parties thereto (each a "Lender" and collectively, the "Lenders") and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, "Administrative Agent") and Lead Arranger. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement. Section references herein relate to the Credit Agreement unless otherwise noted.

         Each of the undersigned hereby (a) consents to the issuance by Wells Fargo Bank, National Association, of its Irrevocable Letter of Credit No. NZS430126 substantially in the form attached here as Exhibit A (the "Letter of Credit"), in the stated amount of $585,000 and (b) acknowledges and agrees that the Letter of Credit (i) is issued pursuant to Section 2.5 of the Credit Agreement, (ii) shall constitute a "Letter of Credit" under the terms of the Credit Agreement, and (iii) will have an initial Stated Expiration Date of March 31, 2005, which date shall be greater than 365 days following the issuance of the Letter of Credit.

         Dated as of this ____ day of February, 2004.

WELLS FARGO BANK,                            COBANK, ACB
NATIONAL ASSOCIATION
                                             By: /s/ Teresa L. Fountain
                                                ________________________________
By:______________________________________       Name: Teresa L. Fountain
    Name:                                       TITLE: Asst Corporate Secretary
    Title:

UNION BANK OF CALIFORNIA, N.A.               COMERICA WEST INCORPORATED

By:______________________________________    By: _______________________________
   Name:                                         Name:
   Title:                                        Title:

NORTHERN TRUST BANK OF
CALIFORNIA, N.A.

By:______________________________________
   Name:
   Title:

                               CONSENT OF LENDERS

         Reference is made to the Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of June 6, 2002 among American States Water Company, a California corporation, as Borrower ("Borrower"), each of the lenders from time to time parties thereto (each a "Lender" and collectively, the "Lenders") and Wells Fargo Bank,
National Association, as Administrative Agent (in such capacity, "Administrative Agent") and Lead Arranger. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement. Section references herein relate to the Credit Agreement unless otherwise noted.

         Each of the undersigned hereby (a) consents to the issuance by Wells Fargo Bank, National Association, of its Irrevocable Letter of Credit No. NZS430126 substantially in the form attached here as Exhibit A (the "Letter of Credit"), in the stated amount of $585,000 and (b) acknowledges and agrees that the Letter of Credit (i) is issued pursuant to Section 2.5 of the Credit Agreement, (ii) shall constitute a "Letter of Credit" under the terms of the Credit Agreement, and (iii) will have an initial Stated Expiration Date of March 31, 2005, which date shall be greater than 365 days following the issuance of the Letter of Credit.

         Dated as of this 25 day of February, 2004.

WELLS FARGO BANK,                                COBANK, ACB
NATIONAL ASSOCIATION

By: /s/ ANTHONY D. TURNER                        By:___________________________
   ______________________________                   Name:
   Name: ANTHONY D. TURNER                          Title:
   Title: VICE PRESIDENT

UNION BANK OF CALIFORNIA, N.A.                   COMERICA WEST INCORPORATED

By:______________________________                By:____________________________
   Name:                                            Name:
   Title:                                           Title:

NORTHERN TRUST BANK OF
CALIFORNIA, N.A.

By:______________________________
   Name:
   Title:

                               CONSENT OF LENDERS

         Reference is made to the Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of June 6, 2002 among American States Water Company, a California corporation, as Borrower ("Borrower"), each of the lenders from time to time parties thereto (each a "Lender" and collectively, the "Lenders") and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, "Administrative Agent") and Lead Arranger. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement. Section references herein relate to the Credit Agreement unless otherwise noted.

         Each of the undersigned hereby (a) consents to the issuance by Wells Fargo Bank, National Association, of its Irrevocable Letter of Credit No. NZS430126 substantially in the form attached here as Exhibit A (the "Letter of Credit"), in the stated amount of $585,000 and (b) acknowledges and agrees that the Letter of Credit (i) is issued pursuant to Section 2.5 of the Credit Agreement, (ii) shall constitute a "Letter of Credit" under the terms of the Credit Agreement, and (iii) will have an initial Stated Expiration Date of March 31, 2005, which date shall be greater than 365 days following the issuance of the Letter of Credit.

         Dated as of this _____ day of February, 2004.

WELLS FARGO BANK,                      COBANK, ACB
NATIONAL ASSOCIATION

By:______________________________      By:______________________________
   Name:                                  Name:
   Title:                                 Title:

UNION BANK-OF CALIFORNIA, N.A.         COMERICA WEST INCORPORATED

By: /s/ Susan K. Johnson               By:______________________________
   ______________________________         Name:
   Name: Susan K. Johnson                 Title:
   Title: Vice President

NORTHERN TRUST BANK OF
CALIFORNIA, N.A.

By:______________________________
   Name:
   Title:

                               CONSENT OF LENDERS

         Reference is made to the Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of June 6, 2002 among American States Water Company, a California corporation, as Borrower ("Borrower"), each of the lenders from time to time parties thereto (each a "Lender" and collectively, the "Lenders") and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, "Administrative Agent") and Lead Arranger. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement. Section references herein relate to the Credit Agreement unless otherwise noted.

         Each of the undersigned hereby (a) consents to the issuance by Wells Fargo Bank, National Association, of its Irrevocable Letter of Credit No. NZS430126 substantially in the form attached here as Exhibit A (the "Letter of Credit"), in the stated amount of $585,000 and (b) acknowledges and agrees that the Letter of Credit (i) is issued pursuant to Section 2.5 of the Credit Agreement, (ii) shall constitute a "Letter of Credit" under the terms of the Credit Agreement, and (iii) will have an initial Stated Expiration Date of March 31, 2005, which date shall be greater than 365 days following the issuance of the Letter of Credit.

         Dated as office of this 25 day of February, 2004.

WELLS FARGO BANK,                      COBANK, ACB
NATIONAL ASSOCIATION

By:                                    By:
   -------------------------------        ------------------------------
   Name:                                  Name:
   Title:                                 Title:

UNION BANK-OF CALIFORNIA, N.A.         COMERICA WEST INCORPORATED

By:                                    By:
   -------------------------------        ------------------------------
   Name:                                  Name:
   Title:                                 Title:

NORTHERN TRUST BANK OF
CALIFORNIA, N.A.

By: /s/ WILLIAM CLAYBAUGH
   -------------------------------
   Name: William Claybaugh
   Title: Vice President

                                      -1-